UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Xometry, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40546	32-0415449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6116 Executive Blvd, Suite 800
North Bethesda, Maryland		20852
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (240) 252-1138

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	XMTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Xometry, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 16, 2026 (the “Meeting”). At the Meeting, the Company’s stockholders voted on the three proposals set forth below. A detailed description of each proposal is set forth in the Company’s 2026 Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2026 with additional materials filed on May 21, 2026 (collectively the “Proxy Statement”).

At the Meeting, the Company’s stockholders elected the three persons nominated by the Company’s board of directors (the “Board”) to serve as Class II directors until the Company’s 2029 Annual Meeting of Stockholders and until each director’s successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The Company’s stockholders also (1) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, and (2) ratified the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Based on the results of the stockholder vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers during the Company’s annual meeting of stockholders in 2023, and consistent with the Board’s recommendation, the Company holds an advisory vote to approve the compensation of its named executive officers on an annual basis until the next required advisory vote on the frequency of holding future votes regarding the compensation of the Company's named executive officers.

The final voting results for each of the proposals are set forth below.

Proposal 1. Election of Directors.

Name	For	Withheld	Broker Non-Votes

Roy Azevedo	71,923,642	234,367	4,648,244
Fabio Rosati	64,954,369	7,203,640	4,648,244
Katharine Weymouth	62,574,906	9,583,103	4,648,244

Proposal 2. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes

70,965,612	1,155,515	36,882	4,648,244

Proposal 3. Ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain

76,747,556	43,661	15,036

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XOMETRY, INC.

Date:	June 18, 2026	By:	/s/ Randolph Altschuler
Randolph Altschuler Chief Executive Officer